Exhibit 10.40

ASSIGNMENT AND REAFFIRMATION OF GUARANTY

Assignment and Reaffirmation of Guaranty, dated November 2, 2016 (this “Assignment”) among UBS REAL ESTATE SECURITIES INC. (“Assignor”), UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Assignee” and “UBS 1285”) and ARES COMMERCIAL REAL ESTATE CORPORATION (the “Guarantor”).

WITNESSETH

Assignor, Sellers, Mezzanine Subsidiary and Guarantor are parties to that certain (a) Master Repurchase Agreement, dated as of April 9, 2014 (as amended, restated, supplemented or otherwise modified, the “Repurchase Agreement”) and (b) Pricing Letter, dated as of April 9, 2014 (as amended, restated, supplemented or otherwise modified, the “Pricing Letter”). The Guarantor is a party to that certain Guaranty, dated as of April 9, 2014 (the “Existing Guaranty”, as assigned by this Assignment and Reaffirmation, the “Guaranty”), made by Guarantor in favor of Assignor. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement, the Pricing Letter and the Existing Guaranty, as applicable.

Assignor wishes to assign to UBS 1285 and UBS 1285 wishes to assume all of the Assignor’s interest in the Guaranty.

Assignor, UBS 1285 and Guarantor have agreed, subject to the terms and conditions of this Assignment, that the Existing Guaranty be amended to reflect certain agreed upon revisions to the terms thereof.

Accordingly, Assignor, UBS 1285 and Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein contained (the receipt and sufficiency of which are hereby acknowledged by each of the parties), that the Existing Guaranty hereby amended as follows:

SECTION 1.Assignment. Assignor hereby assigns and UBS 1285 hereby assumes all of Assignor’s rights and benefits, as buyer, with respect to the Existing Guaranty.

SECTION 2.Reaffirmation of Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Assignment, (ii) as of the Assignment Effective Date the Guaranty shall be in favor of UBS 1285 except for those Obligations that survive which shall continue for the benefit of the Assignor, (iii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iv) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

SECTION 3.Conditions Precedent. This Assignment shall become effective as of the date hereof (the “Assignment Effective Date”), subject to the satisfaction of the following conditions precedent:

3.1    Delivered Documents. The parties hereto shall have received this Assignment, executed and delivered by the parties hereto, satisfactory to the Assignor and UBS 1285, as applicable, in form and substance.

SECTION 4.Ratification of Agreement. As amended by this Assignment, the Existing Guaranty is in all respects ratified and confirmed and the Existing Guaranty as so modified by this Assignment shall be read, taken, and construed as one and the same instrument.

SECTION 5.Limited Effect. Except as expressly amended and modified by this Assignment, the Existing Guaranty Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7.Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Assignment by signing any such counterpart. The parties agree that this Assignment, any documents to be delivered pursuant to this Assignment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Assignment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Assignment. The original documents shall be promptly delivered, if requested.

SECTION 8.Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 9.GOVERNING LAW. THIS ASSIGNMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS ASSIGNMENT, THE RELATIONSHIP OF THE PARTIES TO THIS ASSIGNMENT, AND/

OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS ASSIGNMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION AMONG THE PARTIES HERETO SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed by their representative officers there under duly authorized, as of the date first above written.
UBS REAL ESTATE SECURITIES INC.

By:	/s/ Mary Kunka______________________ Name: Mary Kunka Title: Managing Director

By:	/s/ Jared Randall______________________ Name: Jared Randall Title: Executive Director
UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

By:	/s/ Mary Kunka______________________ Name: Mary Kunka Title: Managing Director

By:	/s/ Jared Randall______________________ Name: Jared Randall Title: Executive Director

ARES COMMERCIAL REAL ESTATE CORPORATION, as Guarantor

By: /s/ Anton Feingold____________________
Name: Anton Feingold
Title: Vice President